UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 20, 2006
                Date of Report (Date of earliest event reported)



                               AUGRID CORPORATION
                 (Name of small business issuer in its charter)



                   NEVADA                             34-1878390
       (State or other jurisdiction of              (IRS Employer
       incorporation or organization)             Identification No.)

                7 North - 6th Street, Vineland, New Jersey 08360


                               Phone 856-205-0856
                           (Issuer's telephone number)


      On June 20, 2006, as a direct result of the company's reorganization effort, MJ Shaheed, President and CEO of Augrid Corporation completed a move of its headquarter offices to New Jersey. Augrid Corporation is currently trading in the over-the-counter market; pinksheets.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AUGRID CORPORATION

Date: June 20, 2006
                                  By:  /s/ M. J. Shaheed
                                       --------------------------------
                                       M. J. Shaheed
                                       Chief Executive Officer and Director